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                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                             CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                            October 26, 1998
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                     (Date of earliest event reported)


                     Enterprise Federal Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


            Ohio                      0-24694                  31-1396726
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)



7810 Tylersville Square Drive, West Chester, Ohio             45069
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(Address of principal executive offices)                    (Zip Code)


                              (513) 755-4600
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             (Registrant's telephone number, including area code)


                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


                        Exhibit Index appears on page 3.
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Item 2.   Acquisition or Disposition of Assets
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     On October 26, 1998, Enterprise Federal Savings Bank (the "Bank"), the
wholly-owned subsidiary of Enterprise Federal Bancorp, Inc. (the "Company") completed the acquisition (the "Acquisition") of $72.4 million of deposits associated with three branch offices of Cornerstone Bank ("Cornerstone"), a subsidiary of Western Ohio Financial Corp. ("Western Ohio"). In addition, the Bank acquired the building and real estate associated with Cornerstone's former branch located at 8370 Colerain Avenue, Cincinnati, Ohio. The Bank paid a weighted average premium of 6.2% for the acquired deposits. Other than the Acquisition, there is no material relationship between the Company, the Bank and Cornerstone or Western Ohio.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     The following exhibits are filed with this report:


          Exhibit Number                            Description
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              99.1                           Press Release issued on October
                                             27, 1998 with respect to the
                                             Acquisition


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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ENTERPRISE FEDERAL BANCORP, INC.



Date: November 25, 1998                    By:  /s/ Thomas J. Noe
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                                                Thomas J. Noe
                                                Vice President and Chief
                                                Financial Officer

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